UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549








                                     FORM 8-K








                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                        Date of Report: December 23, 2004




                          WORLD TRANSPORT AUTHORITY, INC.
              (Exact name of registrant as specified in its charter)


Alberta, Canada                                       98-044-0800
(State of Incorporation)                 (I.R.S. Employer Identification No.)



                         239 S. La Cienega Blvd. #101
                         Beverly Hills, CA 90211-3328
                   (Address of Principal Executive Offices)






                    (619) 334-4873   Fax: (970) 252-7212
         (Registrant's telephone and fax number, including area code)

Item 5. Other Events.

     World Transport Authority, Inc. (WTAI), an Alberta, Canada, corporation previously reported that WTAI will be temporarily suspended from trading OTC.BB and will go to the pink sheets. On December 16, 2004, William C. Kennedy, CEO/Chairman and Charlotte Hassett, Esq. gave arguments as to why World Transport Authority, Inc. was not able to meet its audit requirement as
stated in the November 8, 2004, 8k filing.   Mr. Kennedy and Ms. Hassett also
delivered a history synopsis to the Hearing Panel.

     On December 22, 2004, Chief Counsel Lanae Holbrook in a facsimile to Mr. William C. Kennedy, CEO/Chairman, informed Mr. Kennedy pursuant to the December 16, 2004, oral hearing before a Hearings Panel designated by the NASD Board of Governor (the "Panel"), a determination has been made in the matter of, World Transport Authority, Inc. (the "Company") and the Company's request for the continued quotation of its securities on the OTC Bulletin
Board (the "OTCBB").   The company was previously notified that quotation of
its securities would cease due to the Company's failure to timely file its Form 10-K for the fiscal year ended June 30, 2004) and its Form 10-Q for the quarter ended September 30, 2004 with the Securities and Exchange Commission. Accordingly, the Panel determined that the Company's securities are not eligible for the continued quotation on the OTCBB and, based on the filing delinquency, to delete all quotations of the Company's securities on the OTCBB effective with the open of business on Monday, December 27, 2004. The hearing file has been closed.

     The Company is aware, however, that the Listing and Hearing Review Council (the "Listing Council") may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. If the listing Council determines to review this decision, it may affirm, modify, reverse, dismiss, or remand the decision to the Panel. The Company will be immediately notified in the event the Listing Council determines that this matter will be called for review.

     In the mean time, the Company is making efforts to come into compliance concerning the audits. Again, the reason for not getting the audits done in
a timely manner was expressed in the November 8, 2004, 8K filing.   The
management of WTAI has kept up with 8K required filings. Even though the company will be placed on the pink sheets for trading until the audits are completed and WTAI is re-instated, World Transport Authority, Inc., an Alberta corporation, its subsidiary Autotech International Corporation, a Nevada corporation (AIC), and its subsidiary, Millennium Autotech International Corporation, a Philippine corporation, will continue in day to day business and operations. WTAI will still file its complaint against Doug Norman and former management as revealed in recent 8Ks. Trading will continue on the Pink Sheets.

     Because some financial institutions have not updated nor posted the 12-08-04 WTAI 8K filing of the change of address and phone numbers of WTAI, an Alberta corporation, we are again listing the new corporate address and phone number of WTAI as:

                      World Transport Authority, Inc., an Alberta corporation 239 S. LaCienega Blvd. #101
                      Beverly Hills, CA 90211-3328
                      Phone: (619) 334-4873
                      Fax:   (970) 252-7212

     This form 8K contains forward-looking statements within the definition of Section 27A of the Securities Act of 1033, as amended and such Section 21E of the Securities Act of 1934, amended. These forward-looking statements should not be used to make an investment decision.

In the USA Contact:
Roger Brown, Vice President of Public Relations
World Transport Authority, Inc., an Alberta, Canada corporation
Phone: (619) 334-4873
Fax:   (970)-249-6729

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         World Transport Authority, Inc.

Date:  December 23, 2004                 By: /s/ William C. Kennedy
                                         ------------------------------------
                                         William C. Kennedy
                                         Chief Executive Officer